UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 9, 2017

RICEBRAN TECHNOLOGIES
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6720 N. Scottsdale Road, Suite 390 Scottsdale, AZ	85253
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Series G Preferred Stock Financing

On February 9, 2017, RiceBran Technologies (the “Company,” “we” or “us”) entered into a securities purchase agreement (the “Preferred Purchase Agreement”) with certain accredited investors named in the signature pages thereto (the “Preferred Purchasers”), pursuant to which the Company sold and issued: (i) an aggregate of 2,000 shares (“Shares”) of Convertible Series G Preferred Stock (the “Preferred Stock”) with a stated value equal to $1,000 per share (“Stated Value”), and (ii) warrants to purchase an aggregate of 1,423,488 shares of common stock at an exercise price of $0.96 per share (“Preferred Warrants”) which such Preferred Stock and Preferred Warrants become convertible or exercisable, as applicable, immediately upon the Company’s filing with the State of California of an amendment to its articles of incorporation (the “Amendment”) to increase the number of its authorized shares of common stock to 50,000,000 shares from 25,000,000 shares of Common Stock  (the “Preferred Stock Private Placement”). The closing of the Preferred Stock Private Placement took place on February 13, 2017.

We received aggregate net proceeds, after deducting placement agent fees and other estimated expenses related to the Preferred Stock Private Placement, in the amount of approximately $1.85 million. We intend to use the net proceeds from this offering for working capital, business development and certain other expenditures.

On February 9, 2017, we filed a Certificate of Determination of Preferences and Rights of the Series G Preferred Stock of RiceBran Technologies (“Certificate of Determination”) with the Secretary of State of the State of California, establishing the Preferred Stock in connection with the issuance of the Preferred Stock under the Preferred Purchase Agreement dated February 9, 2017. The Certificate of Determination provides that the Preferred Stock is non-voting and is convertible at the holder’s election at any time, at a Conversion Price equal to $1.05375, subject to adjustment as provided in the Certificate of Determination (“the Conversion Price”).  Each share of Preferred Stock is convertible into that number of shares of common stock determined by dividing the Stated Value by the Conversion Price.  The Preferred Stock is only entitled to receive dividends if any are declared by the Company, in which case the dividend will be paid (a) first an amount equal to $0.01 per share of  Preferred Stock (before any distributions or payments to junior securities), and (b) then (on an “as converted to common stock” basis) to and in the same form as dividends actually paid on shares of our common stock. The Preferred Stock has no liquidation or other preferences over our common stock. Subject to limited exceptions, a holder of Shares will not have the right to exercise any portion of its Shares if the holder, together with its affiliates, would beneficially own over 4.99% of the number of shares of our common stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to us, the holder may increase the Beneficial Ownership Limitation, provided that in no event will the Beneficial Ownership Limitation exceed 9.99%.

The foregoing description of the rights, preferences and privileges of the Series G Preferred Stock is a summary, does not purport to be complete and is qualified in its entirety by the full text of the Certificate of Determination, which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

The Preferred Purchase Agreement contains customary representations, warranties and agreements by us and customary conditions to closing. Under the Preferred Purchase Agreement, we have agreed not to contract to issue or announce the issuance or proposed issuance of any common stock or common stock equivalents, except for certain exempt issuances as set forth in the Preferred Purchase Agreement, until the later of (i) 90 days following the date on which the Amendment is filed and accepted with the State of California (“Authorized Share Increase Date”) and (ii) the six month anniversary of the Effective Date (as defined in the Preferred Purchase Agreement).

Each Preferred Warrant will be exercisable beginning on the Authorized Share Increase Date (the “Initial Exercise Date”) at an exercise price of $0.96 per share, subject to adjustment as provided therein. The Preferred Warrants will be exercisable for five years from the Initial Exercise Date, but not thereafter. Subject to limited exceptions, a holder of Preferred Warrants will not have the right to exercise any portion of its Preferred Warrants if the holder, together with its affiliates, would exceed the Beneficial Ownership Limitation; provided, however, that upon 61 days’ prior notice to us, the holder may increase the Beneficial Ownership Limitation, provided that in no event will the Beneficial Ownership Limitation exceed 9.99%.

We entered  into a Registration Rights Agreement (the “Preferred Registration Rights Agreement”) under which we must register the shares of common stock issuable upon exercising the Preferred Warrants (“Preferred Warrant Shares”), and the shares of common stock issuable upon the conversion of the Preferred Stock (the “Conversion Shares”) on a Registration Statement by April 3, 2017 (the “Preferred Resale Registration Statement”).  If the Preferred Resale Registration Statement is not declared effective by May 13, 2017 (or June 13, 2017 if a full SEC review occurs) then we will have to pay certain liquidated damages of 2% multiplied by the aggregate exercise price of the warrants each month, up to an aggregate of 18% of the amount the investor purchased in this offering.

The foregoing descriptions of the Preferred Purchase Agreement, the Preferred Registration Rights Agreement and the Preferred Warrants are qualified in their entirety by reference to the full text of the Form of Certificate of Determination, Form of Preferred Warrant, Form of Preferred Securities Purchase Agreement, and Form of Preferred Registration Rights Agreement, which are attached to this Current Report on Form 8-K as Exhibits 3.1, 4.1, 10.1,and 10.2, respectively, and incorporated herein by reference in their entirety.

Original Issue Discount Senior Secured Debentures Financing

On February 9, 2017,we  entered into a securities purchase agreement (the “Debentures Purchase Agreement”) with certain accredited investors named in the signature pages thereto (the “Debenture Purchasers”), pursuant to which the Company sold and issued: (i) an aggregate principal amount of $6,600,000 (“Aggregate Principal Amount”) of original issue discount senior secured debentures (“Debentures”) for an aggregate subscription amount of $6,000,000 , and (ii) warrants to purchase an aggregate of 6,875,000 shares of common stock at an exercise price of $0.96 per share (“Debenture Warrants”) which become exercisable immediately upon the filing of the Amendment with the State of California (the “Debenture Private Placement”). The closing of the Debenture Private Placement took place on February 13, 2017.

We received aggregate net proceeds, after deducting placement agent fees and other estimated expenses related to the Debenture  Private Placement, in the amount of approximately $5.6 million. We intend to use the net proceeds from this offering to (i) pay off the debt of approximately $3.8 million held by Great Elm Capital Corp. (f/k/a Full Circle Corporation) under that certain Loan, Guarantee and Security Agreement dated as of May 12, 2015, as amended, (ii) pay down the principal amount in subordinated notes held by certain subordinated creditors, and (iii) for working capital and general corporate purposes.

The Aggregate Principal Amount of the Debentures shall be due and payable on February 13, 2019. The Debentures contain redemption provisons which  require the Company to redeem the princpal amount outstanding on the Debentures with the net proceeds received from certain asset sales and subsequent financings, as set forth in the Debentures.

The Debentures Purchase Agreement contains customary representations, warranties and agreements by us and customary conditions to closing. Under the Debentures Purchase Agreement, we have agreed not to contract to issue or announce the issuance or proposed issuance of any common stock or common stock equivalents, except for certain exempt issuances as set forth in the Securities Purchase Agreement, until the later of (i) the Authorized Share Increase Date and (ii) the six month anniversary of the Effective Date (as defined in the Securities Purchase Agreement”).

The Debentures Purchase Agreement also provides for the repricing of 885,010 existing warrants held by Purchasers which currently have an exercise price of $5.87, $5.27 and $5.25. The Company agreed to: (i) reduce the exercise price to $0.96, provided that such warrants shall not be exercisable for 6 months and a day from the date such exercise price is reduced, and (ii) amend the termination dates on such existing warrants to be August 10, 2022. The number of existing warrants being repriced is based on each Purchaser’s subscription amount of the Debentures, and shall not exceed 125 Warrant Shares for each $1,000 of subscription amount of the Debentures by the Purchaser.

In connection with the Debenture Private Placement, the Company and its subsidiaries entered into a Security Agreement with the Debenture Purchasers dated as of February 13, 2017 granting the Debenture Purchasers a security interest in certain collateral of the Company and its subsidiaries (“Security Agreement”) and an Intellectual Property Security Agreement with the Debenture Purchasers dated as of February 13, 2017 granting the Debenture Purchasers a security interest in certain intellectual property collateral of the Company and its subsidiaries (“IP Security Agreement”). In addition, certain subsidiaries of the Company entered into a Subsidiary Guarantee with the Debenture Purchasers dated as of February 13, 2017 guaranteeing the Company’s obligations under the Debentures (“Subsidiary Guarantee”).  The Company, the Debenture Purchasers and the Company’s subordinated creditors also entered into a Subordination Agreement in connection with the Debenture Private Placement dated as of February 13, 2017 pursuant to which the subordinated creditors agreed to subordinate their promissory notes and interests in certain collateral to the Debentures and the security interests of the Debenture Purchasers.

Each Debenture Warrant will be exercisable beginning on the Initial Exercise Date at an exercise price of $0.96 per share, subject to adjustment as provided therein. The Debenture Warrants will be exercisable for five years from the Initial Exercise Date, but not thereafter. Subject to limited exceptions, a holder of the Debenture Warrants will not have the right to exercise any portion of its Debenture Warrants if the holder, together with its affiliates, would exceed the Beneficial Ownership Limitation; provided, however, that upon 61 days’ prior notice to us, the holder may increase the Beneficial Ownership Limitation, provided that in no event will the Beneficial Ownership Limitation exceed 9.99%.

We entered into a Registration Rights Agreement (the “Debenture Registration Rights Agreement”) under which we must register the Debenture Warrant Shares on a Registration Statement by April 3, 2017 (“Debenture Resale Registration Statement”).  If the Debenture Resale Registration Statement is not declared effective by May 13, 2017 (or June 13, 2017 if a full SEC review occurs) then we will have to pay certain liquidated damages of 2% multiplied by the aggregate exercise price of the warrants each month, up to an aggregate of 18% of the amount the investor purchased in this offering.

The foregoing descriptions of the Debentures Purchase Agreement, Debentures Registration Rights Agreement, Debenture Warrants, Security Agreement, Subsidiary Guarantee and Subordination Agreement are qualified in their entirety by reference to the full text of the Form of Debenture, Form of Debenture Warrant, Form of Debenture Securities Purchase Agreement, Form of Debenture Registration Rights Agreement, Form of Security Agreement, Form of IP Security Agreement, Form of Subsidiary Guarantee and Form of Subordination Agreement, which are attached to this Current Report on Form 8-K as Exhibits 4.2, 4.3, 10.3, 10.4, 10.5, 10.6,  10.7, and 10.8 respectively, and incorporated herein by reference in their entirety.

Amendment to Subordinated Debt Documents

In connection with the Debenture Private Placement, the Company entered into that certain Amendment Number Two to Loan Documents with certain existing noteholders (“Subordinated Creditors”) dated as of February 8, 2017 (“Amendment to Sub-Debt Documents”). The Amendment to Sub-Debt Documents amends that certain Note and Warrant Purchase Agreement dated January 17, 2012, as amended, pursuant to which the Subordinated Creditors purchased from the Company convertible promissory notes (as amended, the “Notes”).  The Amendment to Sub-Debt Documents provides for: (i) a reduction in the interest rate of the Notes to 7% per annum; (ii) an extension of the maturity date of the Notes to May 7, 2019; (iii) the payment of an aggregate amount equal to $500,000 to the Subordinated Creditors to satisfy the accrued interest owed and to reduce principal amounts outstanding on the Notes; (iv) the issuance of warrants to purchase up to 3,484,675 shares of our common stock with an exercise price equal to $0.96, and with a term of five years  (“Sub-debt Warrants”); and (v) the amendment to 289,669 existing warrants held by the Subordinated Creditors to reduce the exercise price from $5.25 per share to an exercise price of $0.96 per share.  The Subordinated Creditors further agreed to subordinate repayment of the Notes and their security interests in certain collateral of the Company and certain subsidiaries to the interests of Purchasers in the Debt Private Placement pursuant to a Subordination Agreement dated as of February 13, 2017 (“Subordination Agreement”).

The foregoing descriptions of the Amendment to Sub-Debt Documents, Sub-debt Warrants and Subordination Agreement are qualified in their entirety by reference to the full text of the Form of Sub-debt Warrant, Form of Amendment to Sub-Debt Documents and Form of Subordination Agreement, which are attached to this Current Report on Form 8-K as Exhibits 4.4, 10.9 and 10.8 respectively, and incorporated herein by reference in their entirety.

Amendment to Senior Loan Documents with Great Elm Capital Corp.

The Company, Great Elm Capital Corp. (f/k/a Full Circle Capital Corporation), a Maryland corporation, (“Lender”), and certain of the Company’s subsidiaries are parties to that certain Loan, Guarantee and Security Agreement dated as of May 12, 2015, as amended (“Loan Agreement”).  As previously reported, on December 29, 2016, Lender agreed to extend the maturity date under the Loan Agreement from December 30, 2016 to January 31, 2017 in exchange for an extension fee of $100,000.  On January 31, 2017, the Company and Lender entered into an amendment to the Loan Agreement pursuant to which the Lender agreed to extend the maturity date under the Loan Agreement from January 31, 2017 to February 10, 2017 in exchange for certain rights regarding debtor-in possession financings and an increase in the principal amount of their debt of $200,000. The debt held by Great Elm Capital Corp. was paid off with the proceeds received in the Debt Private Placement.

Item 3.02	Recent Sales of Unregistered Securities

See Item 1.01 above, which disclosures are incorporated herein by reference in relation to the issuance of the Preferred Stock, Debentures, Preferred Warrants, Debenture Warrants, Preferred Warrant Shares, Debenture Warrant Shares and the Conversion Shares.  The offer and sale of these securities will be completed under the exemption provided by Rule 506 of Regulation D of the Securities Act of 1933 and/or Section 4(a)(2) of the Securities Act.  Each of the investors has represented that it is an accredited investor, as defined in Rule 501 of Regulation D, and that it is acquiring the securities for its own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth above in Item 1.01 is incorporated by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change Fiscal Year.

The information set forth above in Item 1.01 is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3.1	Form of Certificate of Determination of Preferences and Rights of Series G Convertible Preferred Stock

4.1	Form of Warrant (Preferred Private Placement)

4.2	Form of Debenture

4.3	Form of Warrant (Debt Private Placement)

4.4	Form of Warrant (Amendment to Sub-Debt)

10.1	Form of Securities Purchase Agreement dated February 9, 2017 (Preferred Private Placement)

10.2	Registration Rights Agreement dated February 13, 2017 (Preferred Private Placement)

10.3	Form of Securities Purchase Agreement dated February 9, 2017 (Debt Private Placement)

10.4	Registration Rights Agreement dated February 13, 2017 (Debt Private Placement)

10.5	Form of Security Agreement dated February 13, 2017

10.6	Form of IP Security Agreement dated February 13, 2017

10.7	Form of Subsidiary Guarantee dated February 13, 2017

10.8	Form of Subordination Agreement dated February 13, 2017

10.9	Form of Amendment Number Two to Loan Documents dated February 9, 2017

99.1	Press Release dated February 10, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: February 15, 2017	By:	/s/ J. Dale Belt

Jerry Dale Belt
Chief Financial Officer
(Duly Authorized Officer)